SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   November 15, 2001


                       Alliant Energy Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    1-9894                   39-1380265
---------------            ----------------          -------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


             222 West Washington Avenue, Madison, Wisconsin 53703
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (608) 252-3311
                        -------------------------------
                        (Registrant's telephone number)

Item 5.    Other Events.
------     ------------

           On November 15, 2001, Alliant Energy Corporation issued a press release announcing that its wholly-owned subsidiary, Alliant Energy Resources, Inc., completed a private placement of $300 million in senior notes in accordance with Rule 144A under the Securities Act of 1933. Pursuant to rule 135c of the Securities Act of 1933, Alliant Energy Corporation is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.


Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.  The following exhibit is being filed herewith:
                 --------

                (99.1)    Alliant  Energy   Corporation   Press  Release  dated
                          November 15, 2001.

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

                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALLIANT ENERGY CORPORATION



Date:  November 15, 2001             By: /s/ John E. Kratchmer
                                         -------------------------------
                                         John E. Kratchmer
                                         Corporate Controller and
                                         Chief Accounting Officer

                          ALLIANT ENERGY CORPORATION

                  Exhibit Index to Current Report on Form 8-K
                            Dated November 15, 2001


Exhibit
Number
------

(99.1)     Alliant Energy Corporation Press Release dated November 15, 2001.



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